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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                   May 3, 2004
                Date of Report (Date of Earliest Event Reported)



                           Schering-Plough Corporation
             (Exact name of registrant as specified in its charter)




          New Jersey                   1-6571                    22-1918501
 (State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                  Identification Number)



                            2000 Galloping Hill Road
                              Kenilworth, NJ 07033
          (Address of principal executive offices, including Zip Code)


                                 (908) 298-4000
              (Registrant's telephone number, including area code)




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Item 7.  Financial Statements and Exhibits

(c)  Exhibit.  The following exhibit is filed with this 8-K:

99.1 May 3, 2004 Press Release Titled "Schering-Plough Reaches Agreement With Texas Attorney General's Office"


Item 9.  Regulation FD Disclosure

On May 3, 2004 Schering-Plough announced that it has reached an agreement with the attorney general's office of the State of Texas to settle issues related to reimbursement by Texas' medicaid program of albuterol sulfate solution and inhaler products. These are asthma products sold by Warrick Pharmaceuticals, Schering-Plough's generic subsidiary. Under the agreement, Schering-Plough has agreed to pay $27 million to the State of Texas. A press release relating to the settlement is attached to this 8-K as Exhibit 99.2.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Schering-Plough Corporation




By:/s/ Thomas H.Kelly
  --------------------
Thomas H. Kelly
Vice President and Controller

Date:  May 5, 2004


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Exhibit Index

The following exhibit is filed with this 8-K:

99.1 May 3, 2004 Press Release Titled "Schering-Plough Reaches Agreement With Texas Attorney General's Office"